UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2020
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bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2020, Kory Wentworth, Vice President, Finance, Treasurer and principal accounting officer at bluebird bio, Inc. ("bluebird" or the "Company"), provided notice of his intent to resign from bluebird to be effective on October 2, 2020, in order to pursue other employment opportunities. Mr. Wentworth’s resignation did not result from any disagreement regarding bluebird’s financial reporting or accounting policies, procedures, estimates, or judgments. Mr. Wentworth’s resignation as principal accounting officer will be effective as of September 8, 2020.

In conjunction with the foregoing, Katy Burnett, will assume the duties of the principal accounting officer on an interim basis, effective September 8, 2020. Ms. Burnett, age 44, has served as bluebird’s Senior Director, Global Controller, since November 2019. Prior to joining bluebird, Ms. Burnett was the Director of Finance – Global Sales and Marketing at Abiomed, Inc. From 2015 to 2018, Ms. Burnett served as Controller with GE Healthcare, Life Sciences, and prior to that held various other Finance, Accounting and Internal Audit roles of increasing responsibility over a 19-year career with General Electric. Ms. Burnett received her MBA from Marquette University, and her Honors B.A. from McMaster University in Hamilton, Canada. Ms. Burnett is not party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Ms. Burnett and any other persons pursuant to which she was selected to serve as the principal accounting officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2020	bluebird bio, Inc.

	By:	/s/ Jason F. Cole
Jason F. Cole
Chief Operating and Legal Officer